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Exhibit 10.1


                           Toll Brothers Finance Corp.
                                  $250,000,000
                          5.950% Senior Notes Due 2013
             Guaranteed on a Senior Basis by Toll Brothers, Inc. and
                           Certain of Its Subsidiaries


                               Purchase Agreement


                                                              New York, New York
                                                                 August 26, 2003


Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  Toll Brothers Finance Corp., a corporation organized under the laws of Delaware (the "Issuer"), proposes to issue and sell to Citigroup Global Markets Inc. (the "Initial Purchaser") $250,000,000 principal amount of its 5.950% Senior Notes Due September 15, 2013 (the "Notes"). The Notes are to be issued under an indenture dated as of November 15, 2002, as supplemented by the First Supplemental Indenture, dated as of May 1, 2003 (the "Indenture") among the Issuer, the guarantors named therein (individually a "Guarantor" and collectively, the "Guarantors"), including Toll Brothers, Inc. (the "Company"), and Bank One Trust Company, NA, as trustee (the "Trustee"). The Notes are, and the notes exchanged therefor pursuant to the Registration Rights Agreement (as defined herein) will be, fully and unconditionally guaranteed (the "Guarantees," and together with the Notes, the "Securities") by the Guarantors to be named in the Indenture. The Securities will have the benefit of a registration rights agreement (the "Registration Rights Agreement") dated as of September 3, 2003 among the Issuer, the Company and the Initial Purchaser, pursuant to which the Company has agreed to register the Securities under the Act subject to the terms and conditions specified in the Registration Rights Agreement. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 15 hereof.

                  The sale of the Securities to the Initial Purchaser will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

                  In connection with the sale of the Securities, the Issuer and the Guarantors have prepared a final offering memorandum, dated August 26, 2003 (as amended or supplemented at the Execution Time, including any information incorporated by reference therein, the "Final Memorandum"). The Final Memorandum sets forth certain information concerning the Issuer, the Guarantors and the Securities. The Issuer and the Guarantors hereby confirm that they have authorized the use of the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchaser. Unless stated to the contrary, any references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

                  1. Representations and Warranties. Each of the Issuer and the Company represents and warrants to the Initial Purchaser as set forth below in this Section 1.

                  (a) At the Execution Time, on the Closing Date and on any settlement date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any settlement date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer and the Company make no representation or warranty as to the information contained in or omitted from the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Issuer and the Company by or on behalf of the Initial Purchaser specifically for inclusion therein.

                  (b) The documents incorporated by reference in the Final Memorandum, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed, and any documents so filed and incorporated by reference after the date of this Agreement and on or prior to the Closing Date will conform, when they are filed with the Commission, in all material respects to the requirements of the Act and the Exchange Act, as applicable.

                  (c) Since the respective dates as of which information is given in the Final Memorandum, except as otherwise specifically stated therein, (a) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Change"), and (b) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (d) Neither the Issuer and the Company, nor any of their respective Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (e) Neither the Issuer and the Company, nor any of their respective Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.



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                  (f) The Securities satisfy the eligibility requirements of
         Rule 144A(d)(3) under the Act.

                  (g) Neither the Issuer nor the Company is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum neither will be, an "investment company" within the meaning of the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Issuer or the Company's securities.

                  (h) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

                  (i) Neither the Issuer nor the Company has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Issuer or the Company (except as contemplated by this Agreement).

                  (j) None of the Issuer, the Guarantors or their respective Affiliates has taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Issuer or the Company to facilitate the sale or resale of the Securities.

                  (k) The information prepared and provided by the Issuer and/or Company pursuant to Section 5(g) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Each of the Company and its subsidiaries has been duly incorporated (if a corporation) or formed (if a partnership, limited liability corporation or trust) and is validly existing as a corporation, partnership, limited liability company or trust, as the case may be, in good standing (if applicable) under the laws of its jurisdiction of incorporation or formation, as the case may be (except where the failure to be in good standing would not result, individually or in the aggregate, in a Material Adverse Change). Each of the Company and its subsidiaries has full corporate or other organizational power and authority to own or lease, as the case may be (except where the failure to be in good standing would not result, individually or in the aggregate, in a Material Adverse Change), and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified to do business as a foreign corporation, partnership, limited liability company or trust, as the case may be, and is in good standing (if applicable) under the laws of each jurisdiction which requires such qualification (except where the failure to so qualify would not result, individually or in the aggregate, in a Material Adverse Change).

                  (m) All the outstanding shares of capital stock or outstanding interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock or outstanding interests of such subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.



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                  (n) This Agreement has been duly authorized, executed and
         delivered by the Issuer and the Guarantors; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Issuer and the Guarantors, will constitute a legal, valid, binding instrument enforceable against the Issuer and the Guarantors in accordance with its terms (except that (a) the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity and (b) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurrence of certain events may be limited in certain circumstances; such clauses (a) and (b) collectively being referred to as "Enforceability Limitations"); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser, will have been duly executed and delivered by the Issuer and the Guarantors and will constitute the legal, valid and binding obligations of the Issuer and the Guarantors, and be entitled to the benefits of the Indenture (subject to the Enforceability Limitations); and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Issuer and the Guarantors, will constitute the legal, valid, binding and enforceable instrument of the Issuer and the Guarantors (subject, (i) to the Enforceability Limitations and (ii) as to indemnification and contribution, that any right to indemnity and contribution may be limited by applicable law or public policy considerations with respect thereto).

                  (o) No consent, approval, authorization or order of or filing with any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchaser in the manner contemplated herein and in the Final Memorandum and the Registration Rights Agreement.

                  (p) None of the execution and delivery of the Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, or the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter, by-laws or other organizational documents of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its respective properties (except in the cases of clauses (ii) and (iii) for such conflicts, breaches, violations, liens, charges or encumbrances that would not result, individually or in the aggregate, in a Material Adverse Change).



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                  (q) The consolidated historical financial statements and
         schedules of the Company and its consolidated and consolidating subsidiaries incorporated by reference in the Final Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Selected Consolidated Financial Information and Operating Data" in the Final Memorandum fairly present, on the basis stated in the Final Memorandum, the information included therein.

                  (r) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, except as set forth, incorporated by reference in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (s) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (t) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or by-laws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable (except in the cases of clauses (ii) and (iii) for such violations or defaults that would not result, individually or in the aggregate, in a Material Adverse Change).

                  (u) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Memorandum, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (v) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result, individually or in the aggregate, in a Material Adverse Change), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not result, individually or in the aggregate, in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).



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                  (w) No labor problem or dispute with the employees of the
         Company or any of its subsidiaries exists or, to the best knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, which problem, dispute or labor disturbance could result, individually or in the aggregate, in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (x) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, which denials or defenses if resolved adversely to the Company would result, individually or in the aggregate, in a Material Adverse Change; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result, individually or in the aggregate, in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (y) Except for minimum capital requirements of law or contract, no Guarantor is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Guarantor's property or assets to the Company or any other Guarantor, except as described in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).



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                  (z) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (except where the failure to possess such licenses, certificates, permits or other authorizations would not result, individually or in the aggregate, a Material Adverse Change) and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would result, individually or in the aggregate, in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that, in reference to the Company and its subsidiaries on a consolidated basis, (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  Any certificate signed by any officer of the Issuer and the Guarantors and delivered to the Initial Purchaser or counsel for the Initial Purchaser in connection with the offering of the Securities shall be deemed a representation and warranty by the Issuer and the Guarantors, as to matters covered thereby, to the Initial Purchaser.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuer, at a purchase price of 98.5158% of the principal amount thereof, plus accrued interest, if any, from September 3, 2003 to the Closing Date, the entire principal amount of Notes, which Notes shall be endorsed with the Guarantees.

                  (b) Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on September 3, 2003, or at such time on such later date (not later than September 10, 2003) as the Initial Purchaser shall designate, which date and time may be postponed by agreement between the Initial Purchaser and the Issuer and the Company (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Initial Purchaser for its account against payment of the purchase price thereof to or upon the order of the Issuer and the Company by wire transfer payable in same-day funds to the account specified by the Issuer and the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Initial Purchaser shall otherwise instruct.



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                  3. Offering by Initial Purchaser. The Initial Purchaser
represents and warrants to and agrees with the Issuer and the Company that:

                  (a) It is an "accredited investor" as that term is defined in Regulation D under the Act.

                  (b) It has not offered or sold, and will not offer or sell, any Securities except to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A. In the case of a non-bank purchaser of a Security acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant, such party or parties shall be a qualified institutional buyer(s).

                  (c) No sale of the Securities to any one purchaser will be for less than U.S. $100,000 principal amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least $100,000 principal amount of the Securities.

                  (d) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

                  4. Agreements. Each of the Issuer and the Company agrees with the Initial Purchaser that:

                  (a) The Issuer and the Company will furnish to the Initial Purchaser and to counsel for the Initial Purchaser, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

                  (b) The Issuer and the Guarantors will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Initial Purchaser, which consent shall not be unreasonably withheld or delayed; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchaser (as determined by the Initial Purchaser), the Company will not file any document under the Exchange Act that is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Initial Purchaser with a copy of such document for its review and consent to such filing, which consent shall not be unreasonably withheld or delayed. The Company will promptly advise the Initial Purchaser when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission prior to the completion of the sale of the securities by the Initial Purchaser (as determined by the Initial Purchaser).



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                  (c) If at any time prior to the completion of the sale of the
         Securities by the Initial Purchaser (as determined by the Initial Purchaser), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Issuer and the Guarantors promptly (i) will notify the Initial Purchaser of any such event; (ii) subject to the requirements of paragraph (b) of this Section 4, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the Initial Purchaser and counsel for the Initial Purchaser without charge in such quantities as they may reasonably request.

                  (d) The Issuer and the Guarantors will use their best efforts, in cooperation with the Initial Purchaser, to arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchaser under the laws of such jurisdictions as the Initial Purchaser may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Issuer and the Guarantors be obligated to qualify to do business in any jurisdiction where they are not now so qualified or to take any action that would subject them to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where they are not now so subject. The Issuer and the Company will promptly advise the Initial Purchaser of the receipt by the Issuer or any of the Guarantors of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (e) Neither the Issuer nor the Company will resell any Securities that have been acquired by either of them; the Issuer and the Company will not permit any of their respective Affiliates to resell any Securities that have been acquired by any of them until the completion of the Exchange Offer (as defined in the Registration Rights Agreement).

                  (f) None of the Company, the Guarantors, or any of their respective Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (g) None of the Company, the Guarantors, or any of their respective Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

                  (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.



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

                  (i) The Issuer and the Guarantors will cooperate with the Initial Purchaser and use its and their best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (j) Neither the Issuer nor any of the Guarantors will for a period of ten business days following the Closing Date, without the prior written consent of Citigroup, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Issuer or the Guarantors or any of their respective Affiliates or any person in privity with the Issuer or the Guarantors or any of their respective Affiliates), directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Issuer or the Guarantors (other than the Securities). Notwithstanding anything in this Section to the contrary, the Company directly or indirectly through a subsidiary, may (i) make borrowings under the Bank Credit Facilities (as defined in the Indenture) pursuant to the terms and conditions of such agreement, (ii) enter into purchase money mortgage transactions, (iii) obtain letters of credit and (iv) enter into such other commercial lending transactions consistent with the Company's business.

                  (k) The Issuer and the Guarantors will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuer and the Guarantors to facilitate the sale or resale of the Securities.

                  (l) The Issuer and the Company agree to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the costs of the preparation and printing of the Final Memorandum and each amendment or supplement thereto, (ii) the costs of printing and distributing to the Initial Purchaser and any selected dealers the Final Memorandum, and all amendments or supplements thereto, as provided in this Agreement, (iii) the costs of typing, printing and reproducing this Agreement, the Indenture and the Registration Rights Agreement, (iv) the fees paid to rating agencies in connection with the rating of the Securities, (v) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(d) hereof and of preparing, printing, reproducing and distributing a Blue Sky Memorandum (including the reasonable fees and disbursements of counsel for the Initial Purchaser in connection therewith), (vi) the fees and disbursements of the counsel and accountants for the Issuer and the Guarantors, (vii) the fees of the Trustee, and (viii) the cost of printing and engraving certificates representing the Securities.

                  5. Conditions to the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Guarantors contained herein at the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Issuer and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Issuer and the Guarantors of their respective obligations hereunder and to the following additional conditions:

                  (a) The Issuer and the Company shall have requested and caused
         (1) the General Counsel of the Company to furnish to the Initial Purchaser his opinion, dated the Closing Date and addressed to the Initial Purchaser, to the effect that:

                           (i) each of the Issuer, the Company and the
                  subsidiaries listed in Schedule I hereto (the "Subsidiaries" or in the singular the "Subsidiary") have been duly incorporated (if a corporation) or formed (if a partnership or limited liability corporation) and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) (based solely upon review of certificates issued by a governmental agency, authority or body or, in the absence of such certificates, to the knowledge of such counsel) under the laws of its jurisdiction of incorporation or formation, as the case may be (except where the failure to be in good standing would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise) or earnings of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect")), with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum, and is duly qualified (based solely upon review of certificates issued by a governmental agency, authority or body or, in the absence of such certificates, to the knowledge of such counsel) to do business as a foreign corporation, partnership or limited liability company, as the case may be, and is in good standing (if applicable) under the laws of each jurisdiction which requires such qualification (except where the failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect);

                           (ii) all the outstanding shares of capital stock or
                  outstanding interests of the Issuer and the Company and, to the knowledge of such counsel, each Subsidiary has been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Memorandum, all outstanding shares of capital stock or outstanding interests of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to his knowledge, any other security interests, claims, liens or encumbrances;

                           (iii) the Indenture has been duly authorized by all
                  necessary corporate and shareholder action on the part of the Issuer and the Guarantors and has been duly executed and delivered by the Issuer and the Guarantors, and (assuming due authorization, execution and delivery by the Trustee) constitutes a legal, valid and binding instrument enforceable against the Issuer and the Guarantors in accordance with its terms (except that (a) the enforcement thereof may be subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, and (b) the enforceability of provisions imposing liquidated damages, penalties or an increase in interest rate upon the occurence of certain events may be limited in certain circumstances; such clauses (a) and (b) collectively being referred to as ("Enforceability Limitations"); the Securities have been duly and validly authorized by all necessary corporate and shareholder action on behalf of the Issuer and the Guarantors and, when duly executed and authenticated in accordance with the provisions of the Indenture (assuming due authorization, execution and delivery by the Trustee) and delivered through the facilities of The Depository Trust Company and paid for by the Initial Purchaser under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Issuer and the Guarantors entitled to the benefits of the Indenture (subject to the Enforceability Limitations); the Registration Rights Agreement has been duly authorized by all necessary corporate and shareholder action on behalf of the Issuer and the Guarantors and has been duly executed and delivered by the Issuer and the Guarantors and (assuming the due authorization, execution and delivery by the Initial Purchaser) constitutes the legal, valid, binding and enforceable instrument of the Issuer and the Guarantors (except (a) as to the Enforceability Limitations and (b) that any rights to indemnity and contribution may be limited by applicable public policy considerations with respect thereto);

                           (iv) there is no pending or, to the knowledge of such
                  counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries that is not adequately disclosed in the Final Memorandum, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not have, individually or in the aggregate, a Material Adverse Effect;

                           (v) each of the Issuer and Guarantors have all
                  requisite corporate or other organizational power and authority and has taken all requisite corporate or other organizational action, and has received and is in compliance with all governmental, judicial and other authorizations, approvals and orders, if any, necessary to enter into and perform this Agreement, the Indenture, the Registration Rights Agreement and the Securities, to the extent a party thereto, and, to the knowledge of such counsel, no consent, approval, authorization or order of or filing with any court or governmental agency or body is required for the performance by the Issuer or the Guarantors of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities, by the Initial Purchaser (as to which I express no opinion) in the manner contemplated in this Agreement, the Final Memorandum and the Registration Rights Agreement; and

                           (vi) none of the execution and delivery of the
                  Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of Securities, or the consummation of any other of the transactions therein contemplated, nor the fulfillment of the terms thereof, will conflict with, result in a breach or violation of or constitute a default under (1) the charter or by-laws of the Issuer, the Company or the Subsidiaries; (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Issuer, the Company or any of the Subsidiaries is a party or bound and is known to such counsel; or (3) to the knowledge of such counsel, any statute, law, rule, regulation, judgment, order or decree applicable to the Issuer, the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuer, the Company or any of the Subsidiaries (except in the cases of clauses (2) and (3) for such conflicts, breaches, defaults or violations that would not have, individually or in the aggregate, a Material Adverse Effect).

                  (2) Wolf, Block, Schorr and Solis Cohen LLP, counsel for the Issuer and the Guarantors, to furnish to the Initial Purchaser their opinion, dated the Closing Date and addressed to the Initial Purchaser, to the effect that:

                           (i) each of the Issuer and the Company has been duly
                  incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Memorandum;

                           (ii) the Company's authorized capital stock is as set
                  forth in the Final Memorandum;

                           (iii) the Indenture has been duly authorized by all
                  necessary corporate and shareholder action on behalf of the Company and the Issuer and has been duly executed and delivered by the Company and the Issuer, and (assuming due authorization, execution and delivery by the Trustee) constitutes a legal, valid and binding instrument enforceable against the Issuer and the Company in accordance with its terms (subject to the Enforceability Limitations); the Securities have been duly and validly authorized by all necessary corporate and shareholder action on behalf of the Issuer and the Company and, when duly executed and authenticated in accordance with the provisions of the Indenture (assuming due authorization, execution and delivery by the Trustee) and delivered through the facilities of The Depository Trust Company and paid for by the Initial Purchaser under this Agreement, will constitute legal, valid, binding and enforceable obligations of the Issuer and the Company (subject to the Enforceability Limitations); the Registration Rights Agreement has been duly authorized by all necessary corporate and shareholder action on behalf of the Company and the Issuer and has been duly executed and delivered by the Company and the Issuer and (assuming the due authorization, execution and delivery by the Initial Purchaser) constitutes the legal, valid, binding and enforceable instrument of the Issuer and the Company (except (a) as to the Enforceability Limitations and (b) that any rights to indemnity and contribution may be limited by applicable law or public policy considerations with respect thereto); and the Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof in the Final Memorandum;

                           (iv) based solely upon review of certificates
                  executed by an officer or officers of the Issuer and the Company and to the extent of the actual knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer, the Company or any of the Subsidiaries that is not adequately disclosed in the Final Memorandum (including any documents incorporated therein by reference, taken as a whole), except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not have, individually or in the aggregate, a Material Adverse Effect; and the information in the Final Memorandum under the heading "United States Federal Income Tax Considerations," insofar as such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

                           (v) this Agreement has been duly authorized, executed
                  and delivered by each of the Issuer and the Gurantors;

                           (vi) each of the Issuer and the Company has all
                  requisite corporate power and authority and has taken all requisite corporate action to enter into and perform this Agreement, the Indenture, the Registration Rights Agreement and the Securities, and no consent, approval, authorization or order of or filing (other than as contemplated by the Registration Rights Agreement) with any court or governmental agency or body is required for the performance by the Issuer or the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except such as will be obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchaser (as to which such counsel may express no opinion) in the manner contemplated in this Agreement, the Final Memorandum and the Registration Rights Agreement;

                           (vii) none of the execution and delivery of the
                  Indenture, this Agreement or the Registration Rights Agreement, the issue and sale of the Securities, or the consummation of any other of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, will conflict with, result in a breach or violation of or constitute a default under (1) the certificate of incorporation or by-laws of the Issuer or the Company; (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Issuer, the Company or any of the Subsidiaries is a party or bound and which is known to such counsel; or (3) to the knowledge of such counsel, any statute, law, rule, regulation, judgment, order or decree applicable to the Issuer, the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuer, the Company or any of the Subsidiaries (except in the cases of clauses (2) and (3) for such conflicts, breaches, defaults or violations that would not have, individually or in the aggregate, a Material Adverse Effect);

                           (viii) assuming the accuracy of the representations
                  and warranties and compliance with the agreements contained herein, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act, are required for the offer and sale by the Initial Purchaser of the Securities in the manner contemplated by this Agreement; and

                           (ix) none of the Issuer or the Guarantors is and,
                  after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, none will be an "investment company" as defined in the Investment Company Act without taking account of any exemption arising out of the number of holders of the Issuer's or the Guarantors' securities.

                  We have participated in discussions with representatives of the Initial Purchaser, officers and other representatives of the Issuer and the Company and representatives of the independent certified public accountants of the Issuer and the Company, at which discussions the contents of the Final Memorandum and related matters were discussed. Given the limitations inherent in the role of outside counsel and the character of determinations involved in the preparation of the Final Memorandum, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except and only to the extent as set forth in the opinion paragraphs (ii), (iii) and (iv) above). On the basis of the foregoing, no facts have come to our attention that lead us to believe that the Final Memorandum, as of its date, or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements in light of the circumstances under which they were made therein not misleading; provided that we do not express any comment with respect to the financial statements, including the notes thereto and supporting schedules, or any other financial or statistical or accounting data set forth or referred to in or derived from the internal records of the Issuer, the Company and its subsidiaries, incorporated or included in the Final Memorandum.

                  (b) The Initial Purchaser shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchaser, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) (it being understood that such counsel need not express any comment with respect to the financial statements, including the notes thereto, or any other financial data that is found in or derived from the internal accounting or other records of the Company and its subsidiaries set forth or referred to in the Final Memorandum) and other related matters as the Initial Purchaser may reasonably require, and the Issuer and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (c) the Issuer and the Company shall have furnished to the Initial Purchaser a certificate of the Issuer and the Company, signed by the President or an Executive or Senior Vice President and the principal financial or accounting officer of each of the Issuer and the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                           (i) the representations and warranties of the Issuer
                  and the Guarantors in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and each of the Issuer and the Guarantors has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                           (ii) since the date of the most recent financial
                  statements included in the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (d) At the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Initial Purchaser a letter, dated as of the Closing Date, in form and substance satisfactory to the Initial Purchaser, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of the Company for the nine-month period ended July 31, 2003 and as at July 31, 2003

                           (i) in their opinion the audited financial statements
                  and financial statement schedules incorporated in the Final Memorandum and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine-month period ended July 31, 2003 and as at July 31, 2003 as indicated in their report incorporated in the Final Memorandum; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, the board directors and all committees of the board of directors of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to October 31, 2002 nothing came to their attention which caused them to believe that:

                                    (1) any unaudited consolidated financial
                           statements incorporated in the Final Memorandum do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Final Memorandum; or

                                    (2) with respect to the period subsequent to
                           July 31, 2003, at a specified date not more than five days prior to the date of the letter, there were any decreases in the capital stock or there were any increases in the long-term debt of the Company and its subsidiaries or any decreases in the total consolidated assets of the Company and its subsidiaries as compared with the amounts shown on the July 31, 2003 consolidated balance sheet incorporated in the Final Memorandum, or for the period from August 1, 2003 to such specified date there were any decreases, as compared with the same period in the preceding year, in income before income taxes, in consolidated net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchaser; or

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Memorandum, including the information set forth under the captions "Selected Consolidated Financial Information and Operating Data" in the Final Memorandum, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002, as amended, incorporated in the Final Memorandum and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated for the fiscal quarters ended April 30, 2003 and January 31, 2003 in the Final Memorandum and the information included in the Company's Current Reports on Form 8-K filed with the Commission on November 15, 2002, November 18, 2002, November 22, 2002, November 27, 2002, March 26, 2003, March 28, 2003, May 8,
                  2003, May 28, 2003, July 1, 2003, August 6, 2003, August 15,
                  2003 and August 26, 2003 agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Memorandum in this Section 5(d) include any amendment or supplement thereto at the date of the applicable letter.

                  (e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter referred to in paragraph (d) of this Section 5; or (ii) any Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Initial Purchaser, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto).

                  (f) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the debt securities of Toll Corp. by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (g) Prior to the Closing Date, the Issuer and the Guarantors shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser. Notice of such cancellation shall be given to the Issuer and the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 5 will be delivered at the office of counsel for the Initial Purchaser, at 80 Pine Street, New York, New York 10005, on the Closing Date.

                  6. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in this Section 8 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchaser, the Issuer and the Company will reimburse the Initial Purchaser on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  7. Indemnification and Contribution. (a) Each of the Issuer and the Guarantors agrees to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum (or in any supplement or amendment thereto) or any information provided by the Issuer or any of the Guarantors to any holder or prospective purchaser of Securities pursuant to Section 5(h), or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer or any of the Guarantors by or on behalf of the Initial Purchaser specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuer and the Guarantors may otherwise have.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the each of the Issuer and the Guarantors, each of its directors, each of its officers, and each person who controls the Issuer and the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer and the Guarantors to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Issuer and the Guarantors by or on behalf of the Initial Purchaser through the Initial Purchaser specifically for inclusion in the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have. The Issuer and the Guarantors acknowledge that the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and paragraph 6 under the heading "Plan of Distribution" in the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Final Memorandum (or in any amendment or supplement thereto).

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses;

and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. An indemnifying party may participate in its own expense in the defense of any action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses or more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuer and the Guarantors and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuer or the Guarantors and the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchaser on the other from the offering of the Securities; provided, however, that in no case shall the Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by the Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuer and the Guarantors and the Initial Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Guarantors on the one hand and of the Initial Purchaser on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuer and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions in each case set forth on the cover of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuer and the Guarantors on the one hand or the Initial Purchaser on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The Issuer and the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls any of the Issuer and the Guarantors within the meaning of either the Act or the Exchange Act and each officer and director of the Issuer and the Guarantors shall have the same rights to contribution as the Issuer and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

                  8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Issuer and the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market shall have been suspended or limited or minimum prices shall have been established on such exchanges or the NASDAQ National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum (exclusive of any amendment or supplement thereto); or (iv) since the respective dates as of which information is given in the Final Memorandum, there has been a Material Adverse Change.

                  9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuer and the Guarantors or their respective officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or the Issuer and the Guarantors or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telefaxed to the Citigroup General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Issuer and the Company, will be mailed, delivered or telefaxed to Toll Brothers Finance Corp./Toll Brothers, Inc. Chairman of the Board and Chief Executive Officer (fax no.: 215-938-8255) and confirmed to it 3103 Philmont Avenue, Huntington Valley, Pennsylvania 19006, Attention: Robert I. Toll, Chairman of the Board and Chief Executive Officer.

                  11. Successors. This Agreement is binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and, except as expressly set forth in Section 4(h) hereof, no other person will have any right or obligation hereunder.

                  12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  14. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  15. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" shall have the meaning specified in Rule 501(b) of Regulation D.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

                  "Citigroup" shall mean Citigroup Global Markets Inc.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Regulation D" shall mean Regulation D under the Act.

                   "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Issuer, the Company and the Initial Purchaser.

                                              Very truly yours,

                                              TOLL BROTHERS FINANCE CORP.,
                                                As Issuer



                                              By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                              TOLL BROTHERS, INC.,
                                                As a Guarantor


                                              By:
                                                     --------------------------
                                                     Name:
                                                     Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CITIGROUP GLOBAL MARKETS INC.



By:
       --------------------------
       Name:
       Title:
                                       S-1

                                   SCHEDULE I


SUBSIDIARY                                                 STATE/DATE FORMED
----------                                                 -----------------

Corporations
------------
Toll Holdings, Inc.                                        DE-08/01/89
Amwell Chase, Inc.                                         DE-03/23/89
BBCC Investments, Inc.                                     PA-08/12/00
Bunker Hill Estates, Inc.                                  DE-11/21/88
Chesterbrooke, Inc.                                        DE-08/24/87
Connecticut Land Corp.                                     DE-11/10/88
Daylesford Development Corp.                               DE-12/02/87
Eastern States Engineering, Inc.                           DE-10/22/86
Fairway Valley, Inc.                                       DE-10/22/86
First Brandywine Finance Corp.                             DE-06/30/93
First Brandywine Investment Corp. II                       DE-06/28/93
First Brandywine Investment Corp. III                      DE-08/31/95
First Huntingdon Finance Corp.                             DE-07/14/87
Franklin Farms G.P., Inc.                                  DE-09/30/87
MA Limited Land Corporation                                DE-08/08/88
Maple Point, Inc.                                          DE-03/20/89
Maryland Limited Land Corporation                          DE-11/25/87
Polekoff Farm, Inc.                                        PA-06/30/86
Springfield Chase, Inc.                                    DE-12/22/88
Stewarts Crossing, Inc.                                    DE-02/17/89
TB Proprietary Corp.                                       DE-07/14/87
TB Proprietary LP, Inc.                                    DE-10/31/00
Tenby Hunt, Inc.                                           DE-04/02/92
Toll AZ GP Corp.                                           DE-07/26/95
Toll Bros., Inc.                                           PA-06/30/86
Toll Bros., Inc.                                           DE-01/01/90
Toll Bros. of Tennessee, Inc.                              DE-11/12/98
Toll Brothers Real Estate, Inc.                            PA-03/13/86
Toll Corp.                                                 DE-07/14/87
Toll Finance Corp.                                         DE-09/08/99
Toll Land Corp. No. 6                                      PA-06/30/86
 Toll Land Corp. No. 10                                    DE-03/20/89
Toll Land Corp. No. 20                                     DE-03/20/89
Toll Land Corp. No. 43                                     DE-06/30/93
Toll Land Corp. No. 45                                     DE-06/30/93
Toll Land Corp. No. 46                                     DE-06/30/93
Toll Land Corp. No. 47                                     DE-06/30/93
Toll Land Corp. No. 48                                     DE-08/28/96
Toll Land Corp. No. 49                                     DE-08/28/96
Toll Land Corp. No. 50                                     DE-08/28/96
Toll Land Corp. No. 51                                     DE-09/10/97

SUBSIDIARY                                                 STATE/DATE FORMED
----------                                                 -----------------

Toll Land Corp. No. 52                                     DE-09/10/97
Toll Land Corp. No. 53                                     DE-10/01/98
Toll Land Corp. No. 55                                     DE-10/01/98
Toll Land Corp. No. 56                                     DE-10/01/98
Toll Land Corp. No. 58                                     DE-10/23/01
Toll Land Corp. No. 59                                     DE-10/23/01
Toll Land Corp. No. 60                                     DE-10/23/01
Toll Management AZ Corp.                                   DE-10/30/98
Toll Management VA Corp.                                   DE-10/30/98
Toll NJX-I Corp.                                           DE-11/05/01
Toll NJX-II Corp.                                          DE-11/05/01
Toll PA GP Corp.                                           PA-05/19/92
Toll PA II GP Corp.                                        PA-01/29/02
Toll Philmont Corporation                                  DE-09/16/88
Toll Realty Holdings Corp. I                               DE 03/11/98
Toll Realty Holdings Corp. II                              DE-03/11/98
Toll Realty Holdings Corp. III                             DE-03/11/98
Toll TX GP Corp.                                           DE-11/01/94
Toll VA GP Corp.                                           DE-03/20/89
Toll VA Member Two, Inc.                                   DE-10/30/98
Toll Wood Corporation                                      DE-11/09/88
Valley Forge Conservation Holding GP Corp.                 PA-03/18/02
Warren Chase, Inc.                                         DE-07/01/88
Windsor Development Corp.                                  PA-07/31/86

Limited Partnerships
Afton Chase, L.P.                                          PA-02/15/94
Audubon Ridge, L.P.                                        PA-12/30/91
BBCC Golf, L.P.                                            PA-02/25/92
BBCC Investments, LP                                       PA-08/12/00
Beaumont Chase, L.P.                                       PA-06/24/97
Belmont Land, L.P.                                         VA-02/01/95
Blue Bell Country Club, L.P.                               PA-12/18/91
Brandywine River Estates, L.P.                             PA-12/21/95
Bridle Estates, L.P.                                       PA-04/30/96
Broad Run Associates, L.P.                                 PA-10/16/98
Buckingham Woods, L.P.                                     PA-06/09/92
Bucks County Country Club, L.P.                            PA-01/23/97
Cobblestones at Thornbury, L.P.                            PA-03/17/94
Cold Spring Hunt, L.P.                                     PA-10/20/92
Coleman-Toll Limited Partnership                           NV-10/16/97
Concord Chase, L.P.                                        PA-04/24/97
Dolington Estates, L.P.                                    PA-03/17/94
Dominion Country Club, L.P.                                VA-12/01/98
Edmunds-Toll Limited Partnership                           AZ-07/28/95

SUBSIDIARY                                                 STATE/DATE FORMED
----------                                                 -----------------

Estates at Autumnwood, L.P.                                DE-11/06/92
First Brandywine Partners, L.P.                            DE-10/30/98
Greens at Waynesborough, L.P.                              PA-09/27/93
Hockessin Chase, L.P.                                      DE-01/16/98
Knolls of Birmingham, L.P.                                 PA-07/19/96
Lakeridge, L.P.                                            PA-09/27/93
Loudoun Valley Associates, L.P.                            VA-12/16/99
Marshallton Chase, L.P.                                    PA-07/17/96
Mill Road Estates, L.P.                                    PA-05/04/94
Northampton Crest, L.P.                                    PA-09/05/97
Northampton Preserve, L.P.                                 PA-05/07/97
Providence Hunt, L.P.                                      PA-01/28/92
River Crossing, L.P.                                       PA-04/30/96
Rose Hollow Crossing Associates                            PA-12/16/80
Rose Tree Manor, L.P.                                      PA-09/10/92
South Riding Partners, L.P.                                VA-10/03/96
Springton Pointe, L.P.                                     PA-05/04/95
Stone Mill Estates, L.P.                                   PA-08/31/99
Stoney Ford Estates, L.P.                                  PA-01/30/97
Swedesford Chase, L.P.                                     PA-12/11/97
TB Proprietary, L.P.                                       DE-10/31/00
Tenby Hunt, L.P.                                           DE-04/02/92
Thornbury Knoll, L.P.                                      PA-12/05/91
Toll CA II, L.P.                                           CA-11/21/95
Toll CA III, L.P.                                          CA-01/04/01
Toll Land XXVII Limited Partnership                        DE-02/16/99
Toll MI II Limited Partnership                             MI-04/19/99
Toll Naval Associates                                      PA-07/01/86
Toll PA, L.P.                                              PA-11/01/95
Toll PA II, L.P.                                           PA-11/02/00
Toll PA III, L.P.                                          PA-10/12/01
Toll PA IV, L.P.                                           PA-10/12/01
Toll PA V, L.P.                                            PA-01/29/02
Toll PA VI, L.P.                                           PA-03/25/02
Toll PA VII, L.P.                                          PA-10/16/02
Toll Reston Associates, L.P.                               DE-09/08/99
Uwchlan Woods, L.P.                                        PA-02/28/96
Valley Forge Conservation Holding, L.P.                    PA-03/25/02
Valley Forge Woods, L.P.                                   PA-09/10/92
Village Partners, L.P.                                     PA-01/08/03
Warwick Greene, L.P.                                       PA-02/05/98
Warwick Woods, L.P.                                        PA-03/05/96
Whiteland Woods, L.P.                                      PA-09/27/95
Willowdale Crossing, L.P.                                  PA-08/21/96
Wrightstown Hunt, L.P.                                     PA-12/06/95

SUBSIDIARY                                                 STATE/DATE FORMED
----------                                                 -----------------

Yardley Estates, L.P.                                      PA-06/24/92

Limited Liability Companies
---------------------------
C.B.A.Z. Holding Company LLC                               DE-10/30/98
First Brandywine LLC I                                     DE-10/28/99
First Brandywine LLC II                                    DE-10/28/99
RiverCrest Sewer Company, LLC                              PA-04/22//02
Toll DE X, LLC                                             DE-03/26/02
Toll Equipment, L.L.C.                                     DE-01/19/00
Toll Reston Associates, L.L.C.                             DE-09/08/99
Toll Technology Investments, L.L.C.                        DE-03/24/00
Toll Turf Management, L.L.C.                               DE-05/15/00
Toll Turf Management, L.L.C.                               PA-06/05/00
Toll VA L.L.C.                                             DE-10/30/98
Town Suites LLC                                            PA-05/24/01
Toll Brothers Realty Pennsylvania, L.L.C.                  DE-01/7/99
Toll Realty Operating VIC LLC                              PA-03/12/98
Toll Realty Operating VIP LLC                              PA-03/12/98
Toll Trust Parallel LLC                                    DE-12/27/01